                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Stephen C. Biklen and Michael S. Piemonte, and each of them, as his or here agent and attorney-in-fact, with full power of substitution, to execute and file with the Securities and Exchange Commission the 1996 Annual Report on Form 10K of The Student Loan Corporation, and to take such other actions as such attorney-in-fact may deem necessary or advisable in the premises.



                                                 ___________________________
                                                    Christopher F. Edley


Dated: March 28, 1997

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Stephen C. Biklen and Michael S. Piemonte, and each of them, as his or here agent and attorney-in-fact, with full power of substitution, to execute and file with the Securities and Exchange Commission the 1996 Annual Report on Form 10K of The Student Loan Corporation, and to take such other actions as such attorney-in-fact may deem necessary or advisable in the premises.



                                          ___________________________
                                              Evelyn E. Handler


Dated: March 28, 1997

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Stephen C. Biklen and Michael S. Piemonte, and each of them, as his or here agent and attorney-in-fact, with full power of substitution, to execute and file with the Securities and Exchange Commission the 1996 Annual Report on Form 10K of The Student Loan Corporation, and to take such other actions as such attorney-in-fact may deem necessary or advisable in the premises.




                                              -------------------------
                                                Peter M. Gallant


Dated: March 28, 1997

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Stephen C. Biklen and Michael S. Piemonte, and each of them, as his or here agent and attorney-in-fact, with full power of substitution, to execute and file with the Securities and Exchange Commission the 1996 Annual Report on Form 10K of The Student Loan Corporation, and to take such other actions as such attorney-in-fact may deem necessary or advisable in the premises.



                                          ___________________________
                                              Laura D. Williamson


Dated: March 28, 1997

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Stephen C. Biklen and Michael S. Piemonte, and each of them, as his or here agent and attorney-in-fact, with full power of substitution, to execute and file with the Securities and Exchange Commission the 1996 Annual Report on Form 10K of The Student Loan Corporation, and to take such other actions as such attorney-in-fact may deem necessary or advisable in the premises.



                                          ___________________________
                                              Carl E. Levinson


Dated: March 28, 1997